EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 19, 2003	/s/ William F. Foster
William F. Foster

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 21, 2003	/s/ Kenneth Kaczmarek
Kenneth Kaczmarek

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 22, 2003	/s/ Charles E. Nihart
Charles E. Nihart

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 31, 2003	/s/ Richard J. Schalter
Richard J. Schalter

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 22, 2003	/s/ George Tesseris
George Tesseris

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint JOHN E. SZTYKIEL or JAMES W. KNAPP, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, one or more Registration Statements on Form S-8 to register shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors Profit Sharing and Retirement Plan, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

December 31, 2003	/s/ David R. Wilson
David R. Wilson